EXHIBIT 10

                              DORSEY & WHITNEY LLP

                             PILLSBURY CENTER SOUTH
                             220 SOUTH SIXTH STREET
                       MINNEAPOLIS, MINNESOTA 55402-1498
                           TELEPHONE: (612) 340-2600
                              FAX: ((612) 340-2868


VAM Institutional Funds, Inc.
90 South Seventh Street, Suite 4400
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

                  We have acted as counsel to VAM Institutional Funds, Inc., a Minnesota corporation (the "Fund"), in connection with a Registration Statement on Form N-1A (File No. 2-95930) (the "Registration Statement") relating to the sale by the Fund of an indefinite number of shares of the Fund's Series B, Series C, Series D, Series E and Series F common stock, each with a par value of $.01 per share (collectively, the "Shares").

                  We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinions set forth below. In rendering our opinions set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Fund, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied upon certificates of officers of the Fund and of public officials. We have also assumed that the Shares will be issued and sold as described in the Registration Statement.
                  Based on the foregoing, we are of the opinion that the Shares have been duly authorized by all requisite corporate action and, upon issuance, delivery and payment therefore as described in the Registration Statement, will be validly issued, fully paid and nonassessable.

                  Our opinions expressed above are limited to the laws of the State of Minnesota.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, and to the reference to our firm under the caption "Counsel" on the back cover of the Prospectus constituting part of the Registration Statement.


Dated:   July 11, 1997

                                    Very truly yours,

                                    /s/ Dorsey & Whitney LLP


KLP